Liberty Intermediate Bond Fund

                 Effective February 1, 2002, the Stein Roe
                 Intermediate Bond Fund was renamed Liberty
                 Intermediate Bond Fund with Class S renamed as Stein Roe Intermediate Bond Fund, Class S.

                                  Annual Report
                                  June 30, 2002

Contents

--------------------------------------------------------------------------------

Fund Performance.............................................................  1

   How Liberty Intermediate Bond Fund Class A has done over time

Portfolio Manager's Report...................................................  2

   Interview with the portfolio manager and a summary of investment activity

Investment Portfolio.........................................................  4

   A complete list of investments with market values

Financial Statements......................................................... 11

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements................................................ 18

Financial Highlights......................................................... 22

   Selected per-share data
Report of Ernst & Young LLP, Independent Auditors............................ 26

Trustees..................................................................... 27

Officers and Transfer Agent.................................................. 29



                Must be preceded or accompanied by a prospectus.

             o NOT FDIC INSURED o May lose value o No bank guarantee

Fund Performance
--------------------------------------------------------------------------------

To evaluate a fund's historical performance, one can look at the cumulative return percentage, the average annual total return percentage or the value of a hypothetical $10,000 investment. Below, we compare Liberty Intermediate Bond Fund Class A with its benchmark, the Lehman Brothers Aggregate Bond Index.

The performance figures include changes in the fund's share price, plus reinvestment of any dividends (net investment income) and capital gains distributions (the profits the fund earns when it sells investments that have grown in value).

                         Average annual total return (%)
                           Period ended June 30, 2002
--------------------------------------------------------------------------------
                                                           1-year 5-year 10-year
--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE BOND FUND CLASS A WITHOUT SALES CHARGE  5.10   6.81    6.90
LIBERTY INTERMEDIATE BOND FUND CLASS A WITH SALES CHARGE     0.11   5.77    6.37
Lehman Brothers Aggregate Bond Index                         8.63   7.57    7.35
Lehman Brothers Intermediate Government/Credit Index         8.58   7.23    6.73
Lipper Intermediate Investment Grade Debt Fund Average       6.72   6.41    6.53



VALUE OF A $10,000 INVESTMENT, JUNE 30, 1992 TO JUNE 30, 2002
--------------------------------------------------------------------------------

[line chart dat]:

Liberty Intermediate Bond Fund Class A

                                          LEHMAN BROTHERS   LEHMAN INTERMEDIATE
          FUND WITHOUT        FUND WITH         AGGREGATE     GOVERNMENT/CREDIT
          SALES CHARGE     SALES CHARGE        BOND INDEX            BOND INDEX
6/30/92      $10,000.0         $9,525.0         $10,000.0             $10,000.0
6/30/93       11,058.0         10,533.0          11,179.0              11,049.0
6/30/94       11,006.0         10,483.0          11,033.0              11,022.0
6/30/95       12,119.0         11,543.0          12,417.0              12,165.0
6/30/96       12,822.0         12,212.0          13,040.0              12,776.0
6/30/97       14,015.0         13,349.0          14,102.0              13,699.0
6/30/98       15,347.0         14,618.0          15,589.0              14,868.0
6/30/99       15,746.0         14,998.0          16,080.0              15,491.0
6/30/00       16,474.0         15,692.0          16,814.0              16,144.0
6/30/01       18,539.0         17,658.0          18,703.0              17,927.0
6/30/02       19,480.0         18,551.0          20,315.0              19,392.0


Liberty Intermediate Bond Fund is a series of Liberty-Stein Roe Income Trust. The fund offers Class A, Class B, Class C and Class S shares. Performance information for class S shares is presented in a separate report.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTY.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares. Liberty Intermediate Bond Fund Class A commenced operations on July 31, 2000. Historical performance for the period prior to July 31, 2000 is based on the performance of the fund's class S shares, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to the fee waivers and assuming investment of dividends and capital gains. During the period, the fund's benchmark was changed from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index, which more accurately reflects the type of securities in which the portfolio invests. This graph compares the performance of Liberty Intermediate Bond Fund Class A to the Lehman Brothers Aggregate Bond Index, an unmanaged group of fixed-income securities that differ from the composition of the fund. Unlike mutual funds, it is not possible to invest directly in an index.

Portfolio Manager's Report
--------------------------------------------------------------------------------

COMMENTARY FROM MIKE KENNEDY, PORTFOLIO MANAGER OF LIBERTY
INTERMEDIATE BOND FUND AND SR&F INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------
                                    FUND DATA

   FUND OBJECTIVE:

   Seeks its total return by pursuing current income and opportunities for capital preservation. The fund invests all of its assets in SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. The portfolio invests at least 80% of its assets (plus any borrowings for investment purposes) in bonds which primarily include high quality debt securities. The dollar-weighted average life of the portfolio is expected to be between 3 and 10 years.

--------------------------------------------------------------------------------


For the 12-month period ended June 30, 2002, Liberty Intermediate Bond Fund Class A generated a total return of 5.10%. The fund underperformed its primary benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 8.63% for the same period. During the period the fund's benchmark was changed from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers Aggregate Bond index, which more accurately reflects the type of securities in which the portfolio invests. Relative to its peers, the fund lagged the Lipper Intermediate Investment Grade Debt Fund Average, which had a total return of 6.72% for the year. The combination of an overweight position in corporate debt securities and the fund's exposure to both Enron and WorldCom (0.2% of net assets) contributed the most to the fund's relative underperformance.

IMPACT OF SECTOR WEIGHTINGS AND BOND HOLDINGS

Although financial markets rarely offer periods of unchallenged opportunity, the past year was an especially tough environment for investors in corporate debt. In the wake of sharply reduced earnings expectations, and aggravated by incidences of accounting irregularities at a small number of companies, many investors' nerves were rattled. Any potentially bad news regarding company earnings or audits have resulted in swift and punishing sell-offs in both the stock and bond markets.

    Against that background, we continued to favor attractively valued corporate bonds over US Treasuries during the past year. This approach, which contributed to the fund's solid performance during the first six months of the year, took advantage of the wider-than-usual yield gap between corporate bonds and US Treasuries. However, except for a brief rally during the first quarter of 2002, investment grade corporate bonds underperformed US Treasuries during the second half of the year as investors sought safety and stability.

    The unsettling events at both Enron and WorldCom have been major disappointments to all investors. In both cases the speed with which the market reacted to disclosures of potentially fraudulent activities left little opportunity to sell the bonds. In WorldCom's case, we had become concerned in January about the quality of company earnings and had begun to reduce the fund's exposure as part of our tactical approach to risk management. Unfortunately, even though we had reduced our WorldCom holdings, we were unable to completely sidestep the downward valuation spiral after the company disclosed it had fraudulently overstated its earnings. Now, we are watching developments at WorldCom closely. The company filed for bankruptcy on July 21st (after the close of the fund's reporting period). And we believe that WorldCom bonds have the potential to recover if the company can reorganize.

    From a broader perspective, we are convinced that these capital market shocks will lead to better accounting transparency and more ethical reporting requirements, improvements that should have long-term positive effects for all investors.

SHORTENING DURATIONS, SEEKING MORE ATTRACTIVE CREDIT RISK EXPOSURE

Because we believe that interest rates are close to the bottom, we began to position the portfolio in anticipation of rising interest rates by shortening the average duration of the fund's holdings. (Duration is a measure of the fund's interest rate sensitivity. See sidebar.) We have also begun to increase the fund's weighting of lower-rated, high-yield corporate bonds, believing that prices have bottomed and credit trends have improved sufficiently to make them very attractive.

LOOKING AHEAD

We are predicting a stronger economy during the next several quarters than is generally expected. While there is always the potential for confidence-shaking events, we are optimistic about your fund's prospects. In particular, we believe that the economic recovery, now well underway, will have a positive effect on corporate earnings and profitability -- and, by extension, on investment performance.

--------------------------------------------------------------------------------
ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

    Since we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.
--------------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Portfolio holdings are disclosed as of June 30, 2002 and are subject to change.

Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Aggregate Bond Index is an unmanaged group of bonds that vary in quality. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Source of Lipper Data: Lipper Inc., a widely respected data provider in the industry, calculated as an average total return for mutual funds with similar investment objectives as those of the fund.

Economic and market conditions change frequently. There is no guarantee that trends described herein will continue or commence.

SR&F Intermediate Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
CORPORATE FIXED-INCOME BONDS & NOTES - 80.2%                                                                  Par           Value
---------------------------------------------------------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 0.5%
   FORESTRY - 0.5%
   Weyerhaeuser Co., 7.375%, 03/15/32 (a)........................................................     $ 4,200,000    $ 4,262,454
                                                                                                                 ----------------

CONSTRUCTION - 0.4%
   BUILDING CONSTRUCTION - 0.4%
   Pulte Homes, Inc., 7.875%, 06/15/32...........................................................       3,500,000      3,499,405
                                                                                                                 ----------------

FINANCE, INSURANCE & REAL ESTATE - 29.3%
   DEPOSITORY INSTITUTIONS - 9.2%
   Bank One Corp., 6.000%, 08/01/08 (b)..........................................................      10,000,000     10,371,000
   Barclays Bank PLC, 7.375%, 06/29/49 (a).......................................................       5,000,000      5,372,640
   Credit Suisse First Boston USA, Inc., 5.875%, 08/01/06........................................       7,750,000      8,075,267
   First Massachusetts Bank, 7.625%, 06/15/11....................................................       5,500,000      5,940,935
   Golden State Escrow Corp.:
      7.000%, 08/01/03...........................................................................       3,880,000      4,010,872
      7.125%, 08/01/05...........................................................................       5,060,000      5,371,747
   Popular, Inc., 6.125%, 10/15/06...............................................................       7,000,000      7,116,270
   Sovereign Bancorp, Inc., 10.500%, 11/15/06....................................................       6,250,000      7,044,875
   Washington Mutual, Inc., 7.500%, 08/15/06.....................................................       7,000,000      7,591,920
   Wells Fargo Co., 7.250%, 08/24/05.............................................................      11,170,000     12,192,837
                                                                                                                 ----------------
                                                                                                                      73,088,363
                                                                                                                 ----------------
   FINANCIAL SERVICES - 7.8%
   Citicorp, 8.040%, 12/15/19 (a)................................................................       9,000,000      9,856,440
   Citigroup, Inc., 5.700%, 02/06/04.............................................................       5,000,000      5,207,750
   GATX Financial Corp., 8.875%, 06/01/09........................................................       5,000,000      5,012,500
   International Lease Finance Corp., 6.375%, 03/15/09...........................................       7,500,000      7,717,725
   John Deere Capital Corp., 7.000%, 03/15/12....................................................       9,000,000      9,604,530
   LaBranche & Co., Inc., 12.000%, 03/01/07......................................................       3,300,000      3,729,000
   National Rural Utilities Cooperative Finance Corp., 7.250%, 03/01/12..........................       4,400,000      4,711,080
   Pemex Master Trust, 7.875%, 02/01/09..........................................................       5,000,000      5,131,900
   Wachovia Corp., 6.875%, 09/15/05..............................................................      10,770,000     11,583,027
                                                                                                                 ----------------
                                                                                                                      62,553,952
                                                                                                                 ----------------
   HOLDING & OTHER INVESTMENT OFFICES - 1.5%
   HSBC Holdings PLC:
      9.547%, 12/31/49 (a).......................................................................       4,500,000      5,339,790
      10.176%, 12/31/49 (a)......................................................................       5,000,000      6,478,900
                                                                                                                 ----------------
                                                                                                                      11,818,690
                                                                                                                 ----------------
   INSURANCE CARRIERS - 2.3%
   Florida Windstorm Underwriting Association, 7.125%, 02/25/19 (a)..............................       4,325,000      4,542,375
   Nationwide Financial Services, 5.900%, 07/01/12...............................................       4,200,000      4,127,844
   Prudential Insurance Co. of America, 7.650%, 07/01/07.........................................       8,725,000      9,475,176
                                                                                                                 ----------------
                                                                                                                      18,145,395
                                                                                                                 ----------------
   NON-DEPOSITORY CREDIT INSTITUTIONS - 5.9%
   Brascan Corp.,
      7.125%, 06/15/12...........................................................................       3,500,000      3,493,210
   Countrywide Home Loans, Inc., 6.850%, 06/15/04................................................       8,500,000      8,965,375
   Ford Motor Credit Co.:
      7.250%, 10/25/11...........................................................................       8,500,000      8,491,925
      7.375%, 10/28/09...........................................................................       7,000,000      7,162,610
      7.600%, 08/01/05...........................................................................       5,000,000      5,238,550
   General Motors Acceptance Corp., 6.875%, 09/15/11.............................................       5,500,000      5,448,740
   Household Finance Corp., 6.375%, 10/15/11.....................................................       8,200,000      8,198,829
                                                                                                                 ----------------
                                                                                                                      46,999,239
                                                                                                                 ----------------


See notes to investment portfolio.

                                       4

SR&F Intermediate Bond Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
CORPORATE FIXED-INCOME BONDS & NOTES - CONTINUED                                                              Par           Value
---------------------------------------------------------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - CONTINUED
   REAL ESTATE - 1.7%
   EOP Operating L.P., 8.375%, 03/15/06..........................................................     $ 7,000,000    $ 7,667,030
   iStar Financial, Inc., 8.750%, 08/15/08.......................................................       6,000,000      6,000,000
                                                                                                                 ----------------
                                                                                                                      13,667,030

                                                                                                                 ----------------
   SECURITY BROKERS & DEALERS - 0.9%
   Jefferies Group, Inc., 7.750%, 03/15/12.......................................................       7,250,000      7,401,018
                                                                                                                 ----------------

MANUFACTURING - 10.4%
   APPAREL - 1.1%
   Cintas Corp.:
      5.125%, 06/01/07 (a).......................................................................       5,315,000      5,368,682
      6.000%, 06/01/12 (a).......................................................................       3,250,000      3,275,838
                                                                                                                 ----------------
                                                                                                                       8,644,520

                                                                                                                 ----------------
   CHEMICALS & ALLIED PRODUCTS - 1.5%
   American Home Products Corp., 7.900%, 02/15/05................................................       5,875,000      6,426,721
   Eastman Chemical Co., 7.625%, 06/15/24........................................................       5,000,000      5,412,900
                                                                                                                 ----------------
                                                                                                                      11,839,621
                                                                                                                 ----------------
   ELECTRONIC & ELECTRICAL EQUIPMENT - 0.9%
   Oncor Electric Delivery Co., 7.000%, 05/01/32 (a).............................................       7,500,000      7,564,050
                                                                                                                 ----------------

   FOOD & KINDRED PRODUCTS - 0.4%
   Land O'Lakes, Inc., 8.750%, 11/15/11 (a)......................................................       3,000,000      2,820,000
                                                                                                                 ----------------

   LUMBER & WOOD PRODUCTS - 0.8%
   Georgia-Pacific Corp., 7.500%, 05/15/06.......................................................       7,000,000      6,720,000
                                                                                                                 ----------------

   MACHINERY & COMPUTER EQUIPMENT - 0.2%
   Kennametal, Inc., 7.200%, 06/15/12............................................................       1,900,000      1,885,085
                                                                                                                 ----------------

   MISCELLANEOUS MANUFACTURING - 0.5%
   Dana Corp.:
      9.000%, 08/15/11...........................................................................       3,200,000      3,136,000
      10.125%, 03/15/10 (a)......................................................................       1,000,000      1,025,000
                                                                                                                 ----------------
                                                                                                                       4,161,000
                                                                                                                 ----------------
   PAPER PRODUCTS - 1.7%
   Buhrmann US, Inc., 12.250%, 11/01/09..........................................................       1,550,000      1,627,500
   International Paper Co., 8.125%, 07/08/05.....................................................       9,000,000      9,875,160
   Sappi Papier Holding Co., 7.500%, 06/15/32 (a)................................................       1,750,000      1,783,373
                                                                                                                 ----------------
                                                                                                                      13,286,033
                                                                                                                 ----------------
   PRINTING & PUBLISHING - 2.1%
   Mail-Well, Inc., 9.625%, 03/15/12 (a).........................................................       1,500,000      1,515,000
   PriMedia, Inc., 8.875%, 05/15/11..............................................................       3,000,000      2,160,000
   Scholastic Corp., 5.750%, 01/15/07............................................................       7,750,000      7,801,925
   Viacom, Inc., 7.700%, 07/30/10................................................................       4,600,000      5,004,846
                                                                                                                 ----------------
                                                                                                                      16,481,771
                                                                                                                 ----------------
   RUBBER & PLASTIC - 0.5%
   Goodyear Tire & Rubber Co., 7.857%, 08/15/11..................................................       4,350,000      4,008,525
                                                                                                                 ----------------

   TOBACCO PRODUCTS - 0.7%
   UST, Inc., 8.800%, 03/15/05...................................................................       5,000,000      5,510,450
                                                                                                                 ----------------



See notes to investment portfolio.

                                       5

SR&F Intermediate Bond Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
CORPORATE FIXED-INCOME BONDS & NOTES - CONTINUED                                                              Par           Value
---------------------------------------------------------------------------------------------------------------------------------
MINING & ENERGY - 3.1%
   METALS & MINING - 0.2%
   Freeport-McMoRan Copper & Gold, Inc., 7.500%, 11/15/06........................................     $ 1,670,000    $ 1,402,800
                                                                                                                 ----------------

   OIL & GAS EXTRACTION - 1.4%
   Nexen, Inc., 7.875%, 03/15/32.................................................................       7,000,000      6,985,860
   Noble Drilling Corp., 7.500%, 03/15/19........................................................       4,245,000      4,145,412
   YPF Sociedad Anonima, 7.500%, 10/26/02........................................................         334,047        324,026
                                                                                                                 ----------------
                                                                                                                      11,455,298
                                                                                                                 ----------------
   OIL & GAS FIELD SERVICES - 1.5%
   Devon Financing Corp., 7.875%, 09/30/31.......................................................       3,500,000      3,727,465
   PDVSA Finance Ltd.:
      7.400%, 08/15/16...........................................................................       2,500,000      1,900,000
      8.750%, 02/15/04...........................................................................       1,547,000      1,531,530
   Petrobras International Finance Co.:
      9.125%, 02/01/07 (a).......................................................................       3,000,000       2,310,000
      9.750%, 07/06/11...........................................................................       3,500,000      2,625,000
                                                                                                                 ----------------
                                                                                                                      12,093,995
                                                                                                                 ----------------
RETAIL TRADE - 6.2%
   AUTO DEALERS & GAS STATIONS - 1.2%
   DaimlerChrysler AG, 6.900%, 09/01/04..........................................................       8,706,000      9,192,578
                                                                                                                 ----------------

   FOOD STORES - 0.5%
   Winn-Dixie Stores, Inc., 8.875%, 04/01/08.....................................................       3,500,000      3,535,000
                                                                                                                 ----------------

   GENERAL MERCHANDISE STORES - 2.8%
   The May Department Stores Co., 7.900%, 10/15/07...............................................       9,060,000     10,057,868
   Sears Roebuck Acceptance Corp., 7.000%, 06/01/32..............................................       7,000,000      6,687,380
   Toys R Us, Inc., 6.875%, 08/01/06.............................................................       6,000,000      5,935,800
                                                                                                                 ----------------
                                                                                                                      22,681,048
                                                                                                                 ----------------
   MISCELLANEOUS RETAIL - 1.0%
   Price/Costco, Inc., 7.125%, 06/15/05..........................................................       7,350,000      7,955,126
                                                                                                                 ----------------

   RESTAURANTS - 0.7%
   YUM! Brands, Inc., 7.700%, 07/01/12...........................................................       6,000,000      5,940,000
                                                                                                                 ----------------

SERVICES - 8.3%
   AUTO EQUIPMENT & RENTAL SERVICES - 0.5%
   Hertz Corp., 7.625%, 06/01/12.................................................................       4,250,000      4,215,490
                                                                                                                 ----------------

   BUSINESS SERVICES - 0.3%
   FedEx Corp., 7.530%, 09/23/06.................................................................       2,399,164      2,593,305
                                                                                                                 ----------------

   HEALTH SERVICES - 3.3%
   HCA, Inc., 7.125%, 06/01/06...................................................................       7,750,000      8,073,950
   HealthSouth Corp., 7.625%, 06/01/12 (a).......................................................       7,000,000      6,895,490
   PacifiCare Health Systems, Inc., 10.750%, 06/01/09 (a)........................................       1,500,000      1,537,500
   United Healthcare Group, 7.500%, 11/15/05.....................................................       8,500,000      9,321,610
                                                                                                                 ----------------
                                                                                                                      25,828,550
                                                                                                                 ----------------



See notes to investment portfolio.

                                       6

SR&F Intermediate Bond Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
CORPORATE FIXED-INCOME BONDS & NOTES - CONTINUED                                                              Par           Value
---------------------------------------------------------------------------------------------------------------------------------
SERVICES - CONTINUED
   HOTELS, CAMPS & LODGING - 3.2%
   Hyatt Equities LLC, 6.875%, 06/15/07 (a)......................................................     $ 5,000,000    $ 5,019,500
   Meditrust Companies:
      7.114%, 08/15/04 (a).......................................................................       2,150,000      2,117,750
      7.820%, 09/10/26...........................................................................       3,700,000      3,700,000
   Prime Hospitality Corp., 9.250%, 01/15/06.....................................................       2,950,000      3,016,375
   Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 05/01/07 (a)...............................      11,500,000     11,449,400
                                                                                                                 ----------------
                                                                                                                      25,303,025
                                                                                                                 ----------------
   MOTION PICTURES - 1.0%
   The Walt Disney Co., 5.375%, 06/01/07.........................................................       8,000,000      8,066,480
                                                                                                                 ----------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES - 21.4%
   AEROSPACE - 1.8%
   Raytheon Co., 8.300%, 03/01/10................................................................       5,400,000      6,067,872
   Systems 2001 Asset Trust:
      6.664%, 09/15/13 (a).......................................................................       2,945,783      3,129,636
      7.156%, 12/15/11 (a).......................................................................       4,688,372      5,007,869
                                                                                                                 ----------------
                                                                                                                      14,205,377
                                                                                                                 ----------------
   AIR TRANSPORTATION - 5.1%
   Air 2 US, 8.027%, 10/01/19 (a)................................................................       6,446,639      6,502,531
   American Airlines, Inc.:
      7.024%, 04/15/11...........................................................................       7,000,000      7,139,370
      7.858%, 10/01/11...........................................................................       1,250,000      1,337,500
   Delta Air Lines, Inc.:
      7.570%, 11/18/10...........................................................................       4,250,000      4,449,793
      7.779%, 11/18/05...........................................................................       6,250,000      6,335,500
   Sabre Holdings Corp., 7.350%, 08/01/11........................................................       3,000,000      3,032,940
   Southwest Airlines Co., 5.496%, 11/01/06......................................................       7,000,000      7,035,770
   United Airlines, Inc.:
      7.783%, 01/01/14...........................................................................       2,927,634      2,839,571
      9.200%, 03/22/08...........................................................................       2,927,634      2,124,582
                                                                                                                 ----------------
                                                                                                                      40,797,557
                                                                                                                 ----------------
   BROADCASTING - 0.9%
   Gannett Co., Inc., 6.375%, 04/01/12...........................................................       7,000,000      7,278,460
                                                                                                                 ----------------

   CABLE - 0.9%
   Charter Communications Holding LLC:
      9.625%, 11/15/09...........................................................................       2,000,000      1,330,000
      10.000%, 05/15/11..........................................................................       1,000,000        670,000
   CSC Holdings, Inc.:
      7.875%, 02/15/18...........................................................................       4,250,000      3,162,000
      8.125%, 07/15/09...........................................................................       2,000,000      1,620,000
                                                                                                                 ----------------
                                                                                                                       6,782,000
                                                                                                                 ----------------
   ELECTRIC SERVICES - 5.3%
   Calpine Canada Energy Finance ULC, 8.500%, 05/01/08...........................................       3,000,000      2,010,000
   CMS Energy Corp., 9.875%, 10/15/07............................................................       1,000,000        810,000
   Edison Mission, 9.875%, 04/15/11..............................................................       1,100,000      1,083,500
   FirstEnergy Corp.:
      5.500%, 11/15/06...........................................................................       5,000,000      4,869,350
      7.375%, 11/15/31...........................................................................       7,250,000      6,918,965
   Kansas City Power & Light, 6.000%, 03/15/07 (a)...............................................      10,000,000     10,249,300
   Niagara Mohawk Power Corp., 8.875%, 05/15/07..................................................       5,500,000      6,254,930
   Oglethorpe Power Corp., 6.974%, 06/30/11......................................................       3,261,000      3,382,668



See notes to investment portfolio.

                                       7


SR&F Intermediate Bond Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
CORPORATE FIXED-INCOME BONDS & NOTES - CONTINUED                                                              Par           Value
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES - CONTINUED
   ELECTRIC SERVICES - CONTINUED
   Southern Power Co., 6.250%, 07/15/12 (a)......................................................     $ 5,000,000    $ 5,006,050
   Southpoint Energy, 8.400%, 05/30/12 (a).......................................................       2,272,277      1,658,762
                                                                                                                 ----------------
                                                                                                                      42,243,525
                                                                                                                 ----------------
   PIPELINES - 0.4%
   El Paso Corp., 7.875%, 06/15/12 (a)...........................................................       3,500,000      3,500,350
                                                                                                                 ----------------

   SANITARY SERVICES - 1.8%
   Allied Waste North America, Inc., 8.875%, 04/01/08............................................       3,275,000      3,242,250
   Waste Management, Inc.:
      7.375%, 08/01/10...........................................................................       5,500,000      5,713,675
      7.750%, 05/15/32 (a).......................................................................       5,500,000      5,442,085
                                                                                                                 ----------------
                                                                                                                      14,398,010
                                                                                                                 ----------------
   TELECOMMUNICATIONS - 3.2%
   AOL Time Warner, Inc., 7.700%, 05/01/32.......................................................       3,500,000      3,114,545
   AT&T Corp., 6.500%, 11/15/06 (a)..............................................................       7,000,000      6,125,000
   Intermedia Communications, Inc.,
      (c) 03/01/09, (12.250%, 03/01/04)..........................................................       6,000,000        660,000
   Sprint Corp.:
      8.375%, 03/15/12...........................................................................       6,500,000      5,265,000
      8.750%, 03/15/32...........................................................................       5,500,000      4,180,000
   Verizon Wireless, Inc., 5.375%, 12/15/06 (a)..................................................       5,000,000      4,664,750
   WorldCom, Inc., 8.250%, 05/15/31 (d)..........................................................       7,850,000      1,256,000
                                                                                                                 ----------------
                                                                                                                      25,265,295
                                                                                                                 ----------------

   TELEPHONE COMMUNICATIONS EX RADIOTELEPHONE - 2.0%
   ALLTEL Corp.:
      7.000%, 07/01/12...........................................................................       3,500,000      3,481,870
      7.875%, 07/01/32...........................................................................       7,000,000      6,868,330
   TPSA Finance BV, 7.750%, 12/10/08 (a).........................................................       6,000,000      5,759,340
                                                                                                                 ----------------
                                                                                                                      16,109,540
                                                                                                                 ----------------

WHOLESALE TRADE - 0.6%
   NON-DURABLE GOODS - 0.6%
   Lilly Del Mar, Inc., 7.717%, 08/01/29 (a).....................................................       4,155,000      4,398,479
                                                                                                                 ----------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $647,167,841)........................................................................                    639,597,889
                                                                                                                 ----------------
---------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES - 9.9%
---------------------------------------------------------------------------------------------------------------------------------
   American Mortgage Trust, 8.190%, 09/27/22.....................................................         630,607        617,994
   Asset Securitization Corp., 6.750%, 02/14/41..................................................       6,500,000      6,963,125
   Cigna CBO Ltd., 6.460%, 11/15/08 (a)..........................................................       4,378,106      4,399,996
   Diversified REIT Trust, 6.780%, 03/18/11 (a)..................................................       5,000,000      5,098,437
   First Boston Mortgage Securities Corp., 2.786%, 09/28/13 (e)..................................         265,262             41
   First Union National Bank:
      5.585%, 02/12/34...........................................................................       6,384,469      6,517,146
      6.141%, 02/12/34...........................................................................       6,100,000      6,297,297
   GS Mortgage Securities Corp., 7.750%, 09/20/27 (a)............................................       3,741,136      3,911,694
   JP Morgan Commercial Mortgage Finance Corp., 7.400%, 07/15/31.................................      10,000,000     11,012,500
   LB Commercial Conduit Mortgage Trust, 6.210%, 10/15/35........................................      10,000,000     10,562,500
   LB-UBS Commercial Mortgage Trust, 6.510%, 11/15/10............................................       5,000,000      5,331,250



See notes to investment portfolio.

                                       8


SR&F Intermediate Bond Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

June 30, 2002
ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED                                              Par           Value
---------------------------------------------------------------------------------------------------------------------------------
   Mellon Residential Funding Corp., 5.610%, 10/25/28............................................     $ 3,816,724     $ 3,862,048
   Merrill Lynch Mortgage Investors, Inc., 7.059%, 12/26/25......................................       3,101,300      3,194,338
   Merrill Lynch Trust, 8.000%, 12/20/18.........................................................         374,554        400,466
   Nomura Asset Securities Corp., 7.120%, 04/13/36...............................................       6,255,000      6,782,515
   Option One Mortgage Securities Corp., 9.660%, 03/26/29 (a)....................................         869,769        852,374
   PNC Mortgage Securities Corp., 7.500%, 06/25/26...............................................       2,693,389      2,821,325
   Structured Asset Securities Corp., 1.600%, 02/25/28...........................................      14,137,548        777,565
                                                                                                                 ----------------

TOTAL ASSET-BACKED & NON-AGENCY MORTGAGE-BACKED SECURITIES

   (cost of $75,437,837).........................................................................                     79,402,611
                                                                                                                 ----------------
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 5.4%
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BOND - 0.8%
   State of Qatar, 9.750%, 06/15/30 (a)..........................................................       5,000,000      6,062,500
                                                                                                                 ----------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 4.6%
   Federal Home Loan Mortgage Corporation, 12.000%, 07/01/20.....................................         821,816        962,034
                                                                                                                 ----------------

   Federal National Mortgage Association:
      6.000%, 04/01/09 - 03/01/24................................................................      10,294,038     10,553,951
      6.500%, 10/01/28 - 12/01/31................................................................      21,160,040     21,569,909
      8.500%, 09/01/03 - 11/01/03................................................................          25,432         27,181
      9.250%, 03/25/18...........................................................................         765,101        862,046
                                                                                                                 ----------------
                                                                                                                      33,013,087
                                                                                                                 ----------------
   Government National Mortgage Association:
      6.625%, 07/20/25...........................................................................         446,783        462,840
      8.000%, 02/15/08...........................................................................       1,125,555      1,193,785
      9.000%, 06/15/16 - 10/15/16................................................................          88,845         97,625
                                                                                                                 ----------------
                                                                                                                       1,754,250
                                                                                                                 ----------------

   U.S. Treasury Notes, 5.375%, 02/15/31.........................................................         985,000        964,522
                                                                                                                 ----------------

TOTAL GOVERNMENT OBLIGATIONS
   (cost of $39,530,207).........................................................................                     42,756,393
                                                                                                                 ----------------
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATION - 3.1%
---------------------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with SBC Warburg Ltd., dated 06/28/02, due 07/01/02 at 1.900%, collateralized by U.S. Treasury Bonds and/or Notes with various maturities to 11/15/27, market value $25,214,171 (repurchase proceeds $24,635,900)
   (cost of $24,632,000).........................................................................      24,632,000     24,632,000
                                                                                                                 ----------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.6%
   (cost of $786,767,885) (f)....................................................................                    786,388,893
                                                                                                                 ----------------

OTHER ASSETS & LIABILITIES, NET - 1.4%...........................................................                     10,832,973
                                                                                                                 ----------------

NET ASSETS - 100.0%..............................................................................                   $797,221,866
                                                                                                                 ================
---------------------------------------------------------------------------------------------------------------------------------


See notes to investment portfolio.

SR&F Intermediate Bond Portfolio Continued
--------------------------------------------------------------------------------

June 30, 2002

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------


(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $170,303,335, which represents 21.4% of net assets.

(b) This security, or a portion thereof with a market value of $1,863,669, is being used to collateralize open futures contracts.

(c) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Portfolio will begin accruing this rate.

(d) As of June 30, 2002, the Portfolio held bonds of WorldCom, Inc., representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

(e) This issuer is in default of certain debt covenants. Income is not being accrued.

(f) Cost for generally accepted accounting principles is $786,767,885. Cost for federal income tax purposes is $788,160,764. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

Short futures contracts open at June 30, 2002:

                                  PAR VALUE                     UNREALIZED
                                 COVERED BY    EXPIRATION       DEPRECIATION
               TYPE               CONTRACTS       MONTH         AT 06/30/02
            -----------          ----------    ----------      ------------
     5 Year U.S. Treasury Note  $27,000,000     September      $   (271,794)
    10 Year U.S. Treasury Note   13,900,000     September          (165,986)
    30 Year U.S. Treasury Bond   50,000,000     September          (729,866)
                                                               ------------
                                                               $(1,167,646)
                                                               ============

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Investments, at cost ..........................................     $786,767,885
                                                                    ------------
Investments, at value .........................................     $786,388,893
Cash ..........................................................       17,568,138
Receivable for:
   Investments sold ...........................................           87,882
   Interest ...................................................       12,026,876
   Futures variation margin ...................................           79,750
Deferred Trustees' compensation plan ..........................              324
Other assets ..................................................            6,750
                                                                    ------------
     Total Assets .............................................      816,158,613
                                                                    ------------

LIABILITIES:
Payable for:
   Investments purchased ......................................       18,679,539
   Management fee .............................................          223,481
   Audit fee ..................................................           17,650
   Transfer agent fee .........................................              500
   Pricing and bookkeeping fees ...............................              833
   Trustees' fee ..............................................              456
Deferred Trustees' fee ........................................              324
Other liabilities .............................................           13,964
                                                                    ------------
     Total Liabilities ........................................       18,936,747
                                                                    ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTEREST .......     $797,221,866
                                                                    ============



See notes to financial statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended June 30, 2002


INVESTMENT INCOME:
Interest .....................................................     $ 45,832,759
                                                                   ------------
EXPENSES:
Management fee ...............................................        2,289,354
Pricing and bookkeeping fees .................................           26,700
Transfer agent fee ...........................................            6,198
Trustees' fee ................................................            5,983
Custody fee ..................................................           22,892
Other expenses ...............................................           53,085
                                                                   ------------
   Total Expenses ............................................        2,404,212
Custody earnings credit ......................................          (12,393)
                                                                   ------------
   Net Expenses ..............................................        2,391,819
                                                                   ------------
Net Investment Income ........................................       43,440,940
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON PORTFOLIO
   POSITIONS:
Net realized loss on:
   Investments ...............................................       (1,299,247)
   Futures contracts .........................................       (1,813,455)
                                                                   ------------
     Net realized loss .......................................       (3,112,702)
                                                                   ------------
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................       (5,529,681)
   Futures contracts .........................................       (1,123,288)
                                                                   ------------
     Net change in unrealized appreciation/depreciation ......       (6,652,969)
                                                                   ------------
Net Loss .....................................................       (9,765,671)
                                                                   ------------
Net Increase in Net Assets from Operations ...................     $ 33,675,269
                                                                   ------------


See notes to financial statements.


SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                                                                      YEAR ENDED         YEAR ENDED
                                                                                                        JUNE 30,           JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                          2002               2001
                                                                                                   -------------      -------------
OPERATIONS:
Net investment income ........................................................................     $  43,440,940      $  33,842,569
Net realized gain (loss) on investments and futures contracts ................................        (3,112,702)         6,290,855
Net change in unrealized appreciation/depreciation on investments and futures contracts ......        (6,652,969)        14,587,413
                                                                                                   -------------      -------------
Net Increase from Operations .................................................................        33,675,269         54,720,837
                                                                                                   -------------      -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:

Contributions ................................................................................       318,830,984        185,647,741
Withdrawals ..................................................................................       (80,812,249)      (126,355,268)
                                                                                                   -------------      -------------
   Net Increase from Transactions in Investors' Beneficial Interest ..........................       238,018,735         59,292,473
                                                                                                   -------------      -------------
Total Increase in Net Assets .................................................................       271,694,004        114,013,310

NET ASSETS:
Beginning of period ..........................................................................       525,527,862        411,514,552
                                                                                                   -------------      -------------
End of period ................................................................................     $ 797,221,866      $ 525,527,862
                                                                                                   =============      =============


See notes to financial statements.

Liberty Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 2002 (a)

ASSETS:
Investments in Portfolio, at value ........................    $ 797,221,753
Receivable for fund shares sold ...........................        6,992,993
Deferred Trustees' compensation plan ......................            1,603
                                                               -------------
   Total Assets ...........................................      804,216,349
                                                               -------------

LIABILITIES:
Payable for:
   Fund shares repurchased ................................          957,561
   Distributions ..........................................          468,990
   Administration fee .....................................           95,792
   Transfer agent fee .....................................           93,925
   Pricing and bookkeeping fees ...........................           20,088
   Audit fee ..............................................           10,075
   Reports to shareholders ................................           42,035
   Trustees' fee ..........................................            3,564
Deferred Trustees' fee ....................................            1,603
Other liabilities .........................................           39,723
                                                               -------------
   Total Liabilities ......................................        1,733,356
                                                               -------------
Net Assets ................................................    $ 802,482,993
                                                               =============

COMPOSITION OF NET ASSETS:
Paid-in capital ...........................................    $ 822,060,377
Overdistributed net investment income .....................       (1,514,400)
Accumulated net realized loss .............................      (16,516,347)
Net unrealized depreciation on investments and
   futures contracts ......................................       (1,546,637)
                                                               -------------
NET ASSETS ................................................    $ 802,482,993
                                                               =============

CLASS A:
Net assets ................................................    $  32,493,197
Shares outstanding (unlimited number authorized) ..........        3,722,644
                                                               =============
Net asset value per share .................................    $        8.73(b)
                                                               =============
Maximum offering price per share ($8.73/0.9525) ...........    $        9.17(c)
                                                               =============

CLASS B:
Net assets ................................................    $  28,758,272
Shares outstanding (unlimited number authorized) ..........        3,294,813
                                                               =============
Net asset value and offering price per share ..............    $        8.73(b)
                                                               =============

CLASS C:
Net assets ................................................    $  11,651,256
Shares outstanding (unlimited number authorized) ..........        1,334,902
                                                               =============
Net asset value and offering price per share ..............    $        8.73(b)
                                                               =============

CLASS S:
Net assets ................................................    $ 729,580,268
Shares outstanding (unlimited number authorized) ..........       83,577,832
                                                               =============
Net asset value, offering and redemption price per share ..    $        8.73
                                                               =============

(a) Class B and Class C shares were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

Liberty Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended June 30, 2002 (a)


INVESTMENT INCOME:
Interest allocated from Portfolio ............................     $ 45,832,751
                                                                   ------------

EXPENSES:
Expenses allocated from Portfolio ............................        2,391,819
Administration fee ...........................................          982,064
Distribution fee:
   Class A ...................................................           15,954
   Class B ...................................................           32,176
   Class C ...................................................           11,311
Service fee:
   Class A ...................................................           39,885
   Class B ...................................................           10,725
   Class C ...................................................            3,770
Pricing and bookkeeping fees .................................          234,481
Transfer agent fee ...........................................        1,228,246
Trustees' fee ................................................           24,108
Custody fee ..................................................            1,016
Audit fee ....................................................           31,030
Registration fee .............................................          133,369
Other expenses ...............................................          128,198
                                                                   ------------
   Total Expenses ............................................        5,268,152
Fees waived by Distributor:
   Class A ...................................................          (15,954)
   Class C ...................................................           (2,262)
                                                                   ------------
   Net Expenses ..............................................        5,249,936
                                                                   ------------
Net Investment Income ........................................       40,582,815
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS ALLOCATED FROM PORTFOLIO:
Net realized loss on investments and futures contracts .......       (3,112,703)
Net change in unrealized appreciation/depreciation on
   investments and futures contracts .........................       (6,652,968)
                                                                   ------------
Net Loss .....................................................       (9,765,671)
                                                                   ------------
Net Increase in Net Assets from Operations ...................     $ 30,817,144
                                                                   ------------

(a) Class B and Class C shares were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

See notes to financial statements.

Liberty Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                        JUNE 30,         JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                          2002(a)          2001(b)
                                                                                                   -------------    -------------
OPERATIONS:
Net investment income ........................................................................     $  40,582,815      $  32,274,390
Net realized gain (loss) on investments and futures contracts allocated from Portfolio .......        (3,112,703)         6,312,026
Net change in unrealized appreciation/depreciation on investments and futures
   contracts allocated from Portfolio ........................................................        (6,652,968)        14,550,506
                                                                                                   -------------      -------------
Net Increase from Operations .................................................................        30,817,144         53,136,922
                                                                                                   -------------      -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A ...................................................................................          (980,531)          (159,101)
   Class B ...................................................................................          (221,915)              --
   Class C ...................................................................................           (79,287)              --
   Class S ...................................................................................       (40,976,904)       (31,954,106)
Return of capital:
   Class A ...................................................................................            (4,063)              --
   Class B ...................................................................................              (919)              --
   Class C ...................................................................................              (329)              --
   Class S ...................................................................................          (169,791)              --
                                                                                                   -------------      -------------
Total Distributions Declared to Shareholders .................................................       (42,433,739)       (32,113,207)
                                                                                                   -------------      -------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions .............................................................................        26,788,516         12,399,083
   Distributions reinvested ..................................................................           925,567            159,101
   Redemptions ...............................................................................        (7,089,601)          (189,378)
                                                                                                   -------------      -------------
      Net Increase ...........................................................................        20,624,482         12,368,806
                                                                                                   -------------      -------------
Class B:
   Subscriptions .............................................................................        29,577,438               --
   Distributions reinvested ..................................................................           157,274               --
   Redemptions ...............................................................................          (668,496)              --
                                                                                                   -------------      -------------
      Net Increase ...........................................................................        29,066,216               --
                                                                                                   -------------      -------------
Class C:
   Subscriptions .............................................................................        12,356,180               --
   Distributions reinvested ..................................................................            59,464               --
   Redemptions ...............................................................................          (636,168)              --
                                                                                                   -------------      -------------
      Net Increase ...........................................................................        11,779,476               --
                                                                                                   -------------      -------------
Class S:
   Subscriptions .............................................................................       486,288,652        305,861,197
   Distributions reinvested ..................................................................        36,918,397         29,122,399
   Redemptions ...............................................................................      (296,924,898)      (248,245,296)
                                                                                                   -------------      -------------
      Net Increase ...........................................................................       226,282,151         86,738,300
                                                                                                   -------------      -------------
Net Increase from Share Transactions .........................................................       287,752,325         99,107,106
                                                                                                   -------------      -------------
Total Increase in Net Assets .................................................................       276,135,730        120,130,821
NET ASSETS:
Beginning of period ..........................................................................       526,347,263        406,216,442
                                                                                                   -------------      -------------
End of period ................................................................................     $ 802,482,993      $ 526,347,263
                                                                                                   =============      =============
Overdistributed net investment income ........................................................     $  (1,514,400)     $     (25,900)
                                                                                                   -------------      -------------

(a) Class B and Class C shares were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate
    Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund,
    Class S.

(b) Class A shares were initially offered on July 31, 2000.



See notes to financial statements.

Liberty Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets - continued

                                                     YEAR ENDED      YEAR ENDED
                                                      JUNE 30,         JUNE 30,
CHANGES IN SHARES:                                      2002(a)          2001(b)
                                                   -----------       ----------
Class A:
   Subscriptions .............................       3,030,795        1,391,523
   Issued for distributions reinvested .......         104,218           18,393
   Redemptions ...............................        (800,927)         (21,358)
                                                   -----------      -----------
      Net Increase ...........................       2,334,086        1,388,558
                                                   -----------      -----------

Class B:
   Subscriptions .............................       3,352,832             --
   Issued for distributions reinvested .......          17,903             --
   Redemptions ...............................         (75,922)            --
                                                   -----------      -----------
      Net Increase ...........................       3,294,813             --
                                                   -----------      -----------
Class C:
   Subscriptions .............................       1,400,267             --
   Issued for distributions reinvested .......           6,772             --
   Redemptions ...............................         (72,137)            --
                                                   -----------      -----------
      Net Increase ...........................       1,334,902             --
                                                   -----------      -----------

Class S:
   Subscriptions .............................      54,642,619       35,102,599
   Issued for distributions reinvested .......       4,156,784        3,353,634
   Redemptions ...............................     (33,398,899)     (28,570,044)
                                                   -----------      -----------
      Net Increase ...........................      25,400,504        9,886,189
                                                   -----------      -----------

(a) Class B and Class C shares were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

(b)  Class A shares were initially offered on July 31, 2000.

Notes to Financial Statements
--------------------------------------------------------------------------------

June 30, 2002


NOTE 1.  ACCOUNTING POLICIES

ORGANIZATION:

Liberty Intermediate Bond Fund - Class A, Class B and Class C and Stein Roe Intermediate Bond Fund - Class S are the collective series of shares of Liberty Intermediate Bond Fund (the "Fund") (formerly, Stein Roe Intermediate Bond
Fund), which is a series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio"). Effective February 1, 2002, the Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 2, 1998. At commencement, the Fund contributed approximately $427,315,000 in securities and other net assets to the Portfolio, in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Service. At June 30, 2002, the Fund owned 100.0% of the Portfolio.

    The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. Effective February 1, 2002, the Fund began offering Class B and Class C shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class S. Class S shares are offered continuously at net asset value. Class A, Class B and Class C shares have their own sales charge, contingent deferred sales charges ("CDSC") and/or expense structure; please refer to the Fund's Class A, Class B and Class C prospectus for more information on Class A, Class B and Class C shares. The financial highlights for Class S shares are presented in a separate annual report.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service.

    Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

    Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities.

    Other assets are valued by a method that the Board of Trustees believes represents a fair value.

    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. The Portfolio had no when-issued or delayed delivery purchase commitments as of June 30, 2002.

    Investment transactions are accounted for on trade date. Realized gains or losses from investment transactions are reported on an identified cost basis.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C distribution and service fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

    Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment per share data and ratios for the Fund for the entire period by the distribution and service fees applicable to Class A, Class B and Class C shares, only.

INVESTMENT INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis.

    Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Portfolio or the Fund, but resulted in reclassifications as follows:

                                                 DECREASE
                                  DECREASE    NET UNREALIZED
                                    COST       DEPRECIATION
------------------------------------------------------------
SR&F Intermediate
    Bond Portfolio                 $(12,161)       $12,161
Liberty Intermediate
    Bond Fund                       (12,161)        12,161

    The effect of this change for the year ended June 30, 2002 is as follows:

                     INCREASE        DECREASE
                  OVERDISTRIBUTED   ACCUMULATED  DECREASE NET
                  NET INVESTMENT   NET REALIZED   UNREALIZED
                      INCOME           LOSS      DEPRECIATION
-------------------------------------------------------------
SR&F Intermediate
    Bond
    Portfolio       $(1,040,868)      $9,991       $1,030,877
Liberty Intermediate
    Bond Fund        (1,040,868)       9,991        1,030,877

    The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO FUND SHAREHOLDERS:

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

FEDERAL INCOME TAX:

No provisions are made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with by the Internal Revenue Service.

FUTURES CONTRACTS:

During the year ended June 30, 2002, the Portfolio entered into U.S. Treasury futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.

    Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See the Portfolio's Investment Portfolio for a summary of open futures contracts at June 30, 2002.

--------------------------------------------------------------------------------

NOTE 2.  FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, non-deductible expenses, deferral of losses from wash sales, post-October losses, capital loss carryforwards and market discount reclassifications. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

    For the year ended June 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                               ACCUMULATED
              OVERDISTRIBUTED      NET
              NET INVESTMENT     REALIZED        PAID-IN
                  INCOME           LOSS           CAPITAL
---------------------------------------------------------
                 $199,483       $(199,479)        $(4)

    Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

    The tax character of distributions paid during year was as follows:

                 ORDINARY              RETURN OF
                  INCOME                 CAPITAL
------------------------------------------------
                $42,258,637             $175,102

    As of June 30, 2002, the components of distributable earnings on a tax-basis consisted of unrealized depreciation of $1,771,871. The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

    The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                          CAPITAL LOSS
      YEAR OF EXPIRATION                  CARRYFORWARD
------------------------------------------------------
             2004                           $1,428,406
             2005                            1,289,388
             2008                            1,558,676
             2009                            3,689,913
------------------------------------------------------
             Total                          $7,966,383
======================================================

    Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2002, for federal income tax purposes, post-October losses of $5,335,169 were deferred to July 1, 2002.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO COMPOSITION

    The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds including debt securities issued by the U.S. government and corporations, and mortgage-backed and asset-backed securities issued by private entities, and generally expects to maintain an expected dollar-weighted average effective maturity between three and ten years.

--------------------------------------------------------------------------------

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT & ADMINISTRATION FEES:

The Portfolio pays a monthly management fee and the Fund pays a monthly administration fee to Stein Roe & Farnham, Incorporated (the "Advisor") for its services as investment advisor and manager.

    The management fee for the Portfolio is computed at an annual rate of 0.35% of the Portfolio's average daily net assets.

    The administration fee for the Fund is computed at an annual rate of 0.15% of the Fund's average daily net assets.

    On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio. The Portfolio had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and Fund's shareholders, which became effective upon completion the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreements with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee from the Fund equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for the Fund for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

    The Transfer Agent receives a fixed fee of $6,000 annually from the Portfolio.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

    Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. During the year ended June 30, 2002, the Fund has been

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

advised that the Distributor retained net underwriting discounts of $30,278 on sales of the Fund's Class A shares and CDSC of $15,087 and $129 on Class B and Class C shares, respectively.

    The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee and a portion of the Class C share distribution fee, so that it does not exceed 0.60% annually.

    The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

    The Portfolio has an agreement with its custodian bank under which $12,393 of custody fees were reduced by balance credits for the year ended June 30, 2002. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

--------------------------------------------------------------------------------

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, purchases and sales of investments for the Portfolio, other than U.S. Government Securities and short-term obligations, were $1,123,633,700 and $865,213,372, respectively. Purchases and sales of U.S. Government securities were $264,844,031 and $265,434,456, respectively.

    Unrealized appreciation (depreciation) at June 30, 2002, for federal income tax purposes, for the Portfolio was:

Gross unrealized appreciation       $23,906,971
Gross unrealized depreciation       (25,678,842)
                                    -----------
    Net unrealized depreciation     $(1,771,871)
                                    ===========

--------------------------------------------------------------------------------

NOTE 6. LINE OF CREDIT

The Liberty-Stein Roe Funds Municipal Trust (excluding the Stein Roe Municipal Money Market Fund, Liberty High Income Municipals Fund-Class A, and Stein Roe High-Yield Municipals Fund) and the SR&F Base Trust (excluding the SR&F Cash Reserve Portfolio and SR&F Municipal Money Market Portfolio) (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. The commitment fee is included in "Other expenses" on the Statement of Operations, if applicable. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the year ended June 30, 2002, the Portfolio had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 7. SUBSEQUENT EVENT

Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were renamed Liberty Intermediate Bond Fund Class Z shares.

Financial Highlights
--------------------------------------------------------------------------------

SR&F Intermediate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:
                                                                                                              PERIOD
                                                                   YEAR ENDED JUNE 30,                         ENDED
                                                  ----------------------------------------------------      JUNE 30,
RATIOS TO AVERAGE NET ASSETS:                         2002          2001           2000           1999          1998(a)
                                                  --------      --------       --------       --------      --------
Expenses (b)....................................     0.37%         0.38%          0.38%          0.36%         0.39%(c)
Net investment income (b).......................     6.64%(d)      7.46%          7.48%          6.41%         6.77%(c)
Portfolio turnover rate.........................      179%          254%           356%           253%           86%(e)


(a)  The Portfolio commenced operations on February 2, 1998.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(c)  Annualized.

(d)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease the ratio of net investment income to average net assets from 6.80% to 6.64%. Ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e)  Not annualized.


Financial Highlights Continued
--------------------------------------------------------------------------------

Liberty Intermediate Bond Fund - Class A Shares

Selected data for a share outstanding throughout each period is as follows:
                                                                                          YEAR          PERIOD
                                                                                         ENDED           ENDED
                                                                                      JUNE 30,        JUNE 30,
                                                                                          2002          2001(a)
                                                                                    ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ............................................   $     8.84      $     8.46
                                                                                    ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (b) .......................................................         0.53(c)         0.56
Net realized and unrealized gain (loss) on investments and futures contracts ....        (0.08)(c)        0.36
                                                                                    ----------      ----------
  Total from Investment Operations ..............................................         0.45            0.92
                                                                                    ----------      ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income ......................................................        (0.56)          (0.54)
Return of capital ...............................................................           --(d)           --
                                                                                    ----------      ----------
   Total Distributions Declared to Shareholders .................................        (0.56)          (0.54)
                                                                                    ----------      ----------
NET ASSET VALUE, END OF PERIOD ..................................................   $     8.73      $     8.84
                                                                                    ==========      ==========
TOTAL RETURN (e) ................................................................        5.10%(f)       11.19%(g)
                                                                                    ----------      ----------
RATIOS TO AVERAGE NET ASSETS:

Expenses ........................................................................        1.04%           0.96%(h)
Net investment income ...........................................................        5.94%(c)        6.90%(h)
Waiver/reimbursement ............................................................        0.10%             --
Net assets, end of period (000's) ...............................................   $   32,493      $   12,279


(a)  Class A shares were initially offered on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.


(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------

Liberty Intermediate Bond Fund - Class B Shares

Selected data for a share outstanding throughout the period is as follows:

                                                                       PERIOD
                                                                        ENDED
                                                                     JUNE 30,
                                                                       2002(a)
                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD .........................     $     8.89
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (b)(c) .................................           0.18
Net realized and unrealized loss on investments and
   futures contracts (c) .....................................          (0.13)
                                                                   ----------
   Total from Investment Operations ..........................           0.05
                                                                   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income ...................................          (0.21)
Return of capital ............................................             --(d)
                                                                   ----------
   Total Distributions Declared to Shareholders ..............          (0.21)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD ...............................     $     8.73
                                                                   ==========
TOTAL RETURN (e)(f) ..........................................          0.51%
                                                                   ----------
RATIOS TO AVERAGE NET ASSETS:

Expenses (g) .................................................          1.83%
Net investment income (c)(g) .................................          5.04%
Net assets, end of period (000's) ............................     $   28,758

(a)  Class B shares were initially offered on February 1, 2002.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------

Liberty Intermediate Bond Fund - Class C Shares

Selected data for a share outstanding throughout the period is as follows:

                                                                       PERIOD
                                                                        ENDED
                                                                     JUNE 30,
                                                                       2002(a)
                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD .........................     $     8.89
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (b)(c) .................................           0.19
Net realized and unrealized loss on investments and
   futures contracts (c) .....................................          (0.14)
                                                                   ----------
  Total from Investment Operations ...........................           0.05
                                                                   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income ...................................          (0.21)

Return of capital ............................................             --(d)
                                                                   ----------
   Total Distributions Declared to Shareholders ..............          (0.21)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD ...............................     $     8.73
                                                                   ==========
TOTAL RETURN (e)(f)(g) .......................................          0.58%
                                                                   ----------
RATIOS TO AVERAGE NET ASSETS:

Expenses (h) .................................................          1.68%
Net investment income (c)(h) .................................          5.19%
Waiver/reimbursement (h) .....................................          0.15%
Net assets, end of period (000's) ............................     $   11,651

(a)  Class C shares were initially offered on February 1, 2002.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Annualized.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY-STEIN ROE FUNDS INCOME TRUST, THE LIBERTY INTERMEDIATE BOND FUND - CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF LIBERTY INTERMEDIATE BOND FUND, THE TRUSTEES OF SR&F BASE TRUST AND HOLDERS OF INVESTORS' BENEFICIAL INTERESTS OF SR&F INTERMEDIATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Liberty Intermediate Bond Fund (formerly, Stein Roe Intermediate Bond Fund) (a series of Liberty-Stein Roe Funds Income Trust), as of June 30, 2002 and the accompanying statement of assets and liabilities, including the investment portfolio, of SR&F Intermediate Bond Portfolio (a series of SR&F Base Trust), and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Intermediate Bond Fund series of Liberty-Stein Roe Funds Income Trust and the SR&FIntermediate Portfolio of SR&F Base Trust at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
August 16, 2002

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                         Year first                                                  Number of
                                         elected or                                             portfolios in fund      Other
                           Position with  appointed       Principal occupation(s)                complex overseen   directorships
Name, address and age      Liberty Funds  to office       during past five years                     by trustee         held
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        101         None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         101         None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                  103        None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        101        None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      2000     Van Voorhis Professor, Department of Economics,        101        None
c/o Liberty Funds Group LLC                          University of Washington; consultant on
One Financial Center                                 econometric and statistical matters
Boston, MA 02111

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties          103      Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                 (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                   and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                        (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               101        None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners      101  Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly             (business products
One Financial Center                                 Chief Executive Officer and Chairman of the                    and services),
Boston, MA 02111                                     Board of Directors, Continental Bank                             Anixter
                                                     Corporation)                                                  International
                                                                                                                  (network support
                                                                                                                     equipment
                                                                                                                 distributor), Jones
                                                                                                                    Lang LaSalle
                                                                                                                    (real estate
                                                                                                                management services)
                                                                                                                    and MONY Group
                                                                                                                   (life insurance)



                                       27

TRUSTEES (CONTINUED)

                                         Year first                                                  Number of
                                         elected or                                             portfolios in fund      Other
                           Position with  appointed       Principal occupation(s)                complex overseen   directorships
Name, address and age      Liberty Funds  to office       during past five years                     by trustee         held
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs        101    Chairman of the
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education                 Board of Directors,
One Financial Center                                 Industry from 1994 to 1997, and President,                   Enesco Group, Inc.
Boston, MA 02111                                     Applications Solutions Division from 1991 to                (designer, importer
                                                     1994, IBM Corporation [global education and                  and distributor of
                                                     global applications])                                           giftware and
                                                                                                                     collectibles)




INTERESTED TRUSTEES
William E. Mayer* (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity Partners          103    Lee Enterprises
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999                    (print and online
One Financial Center                                 (formerly Founding Partner, Development Capital            media), WR Hambrecht
Boston, MA 02111                                     LLC from November 1996 to February 1999;                      + Co. (financial
                                                     Dean and Professor, College of Business and                  service provider),
                                                     Management, University of Maryland from                    First Health (health
                                                     October 1992 to November 1996)                              care) and  Systech
                                                                                                                   Retail Systems
                                                                                                                  (retail industry
                                                                                                                technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000     Chief Operating Officer of Columbia                    101          None
One Financial Center            and                  Management Group, Inc. since November 2001;
Boston, MA 02111              Chairman               formerly Chief Operations Officer of Mutual
                               of the                Funds, Liberty Financial Companies, Inc. from
                                Board                August 2000 to November 2001; Executive Vice
                                                     President of Stein Roe & Farnham Incorporated
                                                     (Stein Roe) since April 1999; Executive Vice
                                                     President and Director of the Advisor since April
                                                     1999; Executive Vice President and Chief
                                                     Administrative Officer of Liberty Funds Group
                                                     LLC (LFG) since April 1999; Director of Stein Roe
                                                     since September 2000; Trustee and Chairman of
                                                     the Board of Stein Roe Mutual Funds since October
                                                     2000; Manager of Stein Roe Floating Rate
                                                     Limited Liability Company since October 2000
                                                     (formerly Vice President of Liberty Funds from
                                                     April 1999 to August 2000; Chief Operating
                                                     Officer and Chief Compliance Officer, Putnam
                                                     Mutual Funds from December 1993 to March 1999)


* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

OFFICERS AND TRANSFER AGENT

                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age    Liberty Funds  to office Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)    President     2001     President of Liberty Funds since November 2001; Chief Investment Officer and Chief
Columbia Management Group, Inc.                   Executive Officer of Columbia Management Group since 2001; President, Chief
590 Madison Avenue, 36th Floor                    Executive Officer and Chief Investment Officer of Fleet Investment Advisors Inc.
Mail Stop NY EH 30636A                            since 2000 (formerly Managing Director and Head of U.S. Equity, J.P. Morgan
New York, NY 10022                                Investment Management from November 1996 to August 2000)

Vicki L. Benjamin (age 41)    Chief      2001     Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center        Accounting            Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111            Officer and           2001; Vice President of LFG since April 2001 (formerly Vice President, Corporate
                            Controller            Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                  Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May
                                                  1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38) Treasurer  2000     Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                              (formerly Controller of the Liberty Funds and Liberty All-Star Funds from February
Boston, MA 02111                                  1998 to October 2000); Treasurer of Stein Roe Funds since February 2001 (formerly
                                                  Controller from May 2000 to February 2001); Senior Vice President of LFG since
                                                  January 2001 (formerly Vice President from April 2000 to January 2001; Vice
                                                  President of the Advisor from February 1998 to October 2000; Senior Tax Manager;
                                                  Coopers & Lybrand, LLP from April 1996 to January 1998)

Jean S. Loewenberg (age 57) Secretary     2002    Secretary of Liberty Funds and Liberty All-Star Funds since February 2002; Senior
One Financial Center                              Vice President and Group Senior Counsel, Fleet National Bank since November 1996
Boston, MA 02111



IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Intermediate Bond Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Intermediate Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Intermediate Bond Fund

Liberty Intermediate Bond Fund Annual Report, June 30, 2002

logo: LibertyFunds
A Member of Columbia Management Group

(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA  02111-2621



                                   PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                 HOLLISTON, MA
                                 PERMIT NO. 20

                                                713-02/315K-0602 (08/02) 02/1631